                            TAX-FREE INVESTMENTS CO.

                             CASH RESERVE PORTFOLIO

                             (CASH MANAGEMENT CLASS)
                              (INSTITUTIONAL CLASS)
                           (PERSONAL INVESTMENT CLASS)
                           (PRIVATE INVESTMENT CLASS)
                                 (RESERVE CLASS)
                                (RESOURCE CLASS)
                                  (SWEEP CLASS)

                        Supplement dated June 12, 2003
         to the Statement of Additional Information dated July 29, 2002 as supplemented January 24, 2003 and April 17, 2003


The following information replaces the eighth paragraph in its entirety under the heading "INVESTMENT ADVISORY AND OTHER SERVICES -- INVESTMENT ADVISOR" on page 13 of the Statement of Additional Information:

                  "AIM has voluntarily agreed to waive a portion of advisory fees payable by the Portfolio. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of the Portfolio's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Directors. See "Description of the Portfolio and Its Investments and Risks -- Investment Strategies and Risks - Other Investments -- Other Investment Companies."


The following information replaces in its entirety the fifth paragraph under the heading "BROKERAGE ALLOCATION AND OTHER PRACTICES -- BROKERAGE SELECTION" on page 15 of the Statement of Additional Information:

                  "AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker- dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts."


The following information replaces paragraphs four through six in their entirety under the heading "DISTRIBUTION OF SECURITIES -- DISTRIBUTION PLAN" on page 22 of the Statement of Additional Information:

                  "FMC may from time to time waive or reduce any portion of its 12b-1 fee for Cash Management Class, Personal Investment Class, Private Investment Class, Reserve Class, Resource Class or Sweep Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, FMC will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Portfolio's detriment during the period stated in the agreement between FMC and the Company.

                  The Portfolio may pay a service fee of up to 0.25% of the average daily net assets of the Portfolio's Cash Management Class, Personal Investment Class, Private Investment Class, Reserve Class, Resource Class and Sweep Class to selected dealers, banks and financial institutions or their affiliates, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Portfolio. Under the terms of a shareholder service agreement, such personal shareholder services include (i) answering customer inquiries regarding the shares of these classes and the Portfolio; (ii) assisting customers in changing dividend options, account designations and addresses; (iii) performing sub-accounting; (iv) establishing and maintaining shareholder accounts and records; (v) processing purchase and redemption transactions; (vi) automatic investment of customer cash account balances in the shares of these classes; (vii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by such firm; (viii) arranging for bank wires; and (ix) such other services as the Company may request on behalf of the shares of these classes, to the extent such firms are permitted to engage in such services by applicable statute, rule or regulation."



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The following information is added at the beginning of the section appearing under the heading "DIRECTORS AND OFFICERS -- OTHER OFFICERS" in Appendix B in the Statement of Additional Information:

------------------------------- ---------- ------------------------------------------------ -------------
"Kevin M. Carome(3) -- 1956        2003     Director, Senior Vice President and General      N/A"
Senior Vice President                       Counsel, A I M Management Group Inc.
                                            (financial services holding company) and
                                            A I M Advisors, Inc.; and Vice President,
                                            A I M Capital Management, Inc.,
                                            A I M Distributors, Inc. and A I M Fund
                                            Services; Director, Vice President and General
                                            Counsel, Fund Management Company
                                            Formerly:  Senior Vice President and General
                                            Counsel, Liberty Financial Companies, Inc.;
                                            and Senior Vice President and General Counsel,
                                            Liberty Funds Group, LLC
------------------------------- ---------- ------------------------------------------------ -------------

The following information is added at the end of the section appearing under the heading "DIRECTORS AND OFFICERS -- OTHER OFFICERS" in Appendix B in the Statement of Additional Information:

------------------------------- ---------- ------------------------------------------------ -------------
"Nancy L. Martin(5) -- 1957        2003     Vice President, A I M Advisors, Inc.; and Vice   N/A"
Secretary                                   President and General Counsel, A I M Capital
                                            Management, Inc.
------------------------------- ---------- ------------------------------------------------ ------------------------








-----------------------------------
(3)      Mr. Carome became Senior Vice President of the Company on May 13, 2003.
(5)      Ms. Martin became Secretary of the Company on April 1, 2003.